UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

iShares, Inc.

iShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NEWS FOR YOUR

iSHARES SHAREHOLDERS

Barclays Global Fund Advisors, the adviser to the iShares® Funds, is being acquired by BlackRock, Inc. In the next few days, your clients will be receiving a proxy package in the mail regarding the transaction. PLEASE ADVISE YOUR CLIENTS TO OPEN THE PACKAGE AND CAST THEIR VOTES IMMEDIATELY on the three proposals below. The Board of the iShares Funds has unanimously approved each proposal, but to complete the process successfully, SHAREHOLDER VOTES ARE REQUIRED.

Proposal 1:

For shareholders of each iShares Fund, to approve a new investment advisory agreement between iShares and Barclays Global Fund Advisors.

Proposal 2:

For shareholders of certain iShares Funds, to approve a change in the classification of such Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy.

Proposal 3:

For shareholders of each iShares Fund, to elect a Board of Directors of iShares, Inc. or a Board of Trustees of iShares Trust, as applicable.

Thank you for your assistance in this critical matter. For more information about the proxy ballots your clients will be receiving, review the Q&A document regarding the proposals at www.iShares.com.

Carefully consider the iShares Funds’ investment objectives, risk factors and charges and expenses before investing. This and other information can be found in the Funds’ prospectuses, which may be obtained by calling 1-800-iShares (1-800-474-2737) or by visiting www.iShares.com. Read the prospectus carefully before investing. Investing involves risk, including possible loss of principal. The iShares Funds (“Funds”) are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as the investment advisor to the Funds. BGFA is a subsidiary of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

©2009 Barclays Global Investors, N.A. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

ISHA-PC-001 iS-1184-0909

iShares

iShares PO Box 869032 Plano, TX 75086-9032

PRESORTED FIRST CLASS U.S. Postage P A I D

San Francisco, CA Permit No. 2643

IMPORTANT NEWS FOR YOUR

iSHARES SHAREHOLDERS

IMPORTANT NEWS FOR

iSHARES SHAREHOLDERS

Barclays Global Fund Advisors, the adviser to the iShares ® Funds, is being acquired by BlackRock, Inc. You will be receiving a package in the mail containing proxy ballots regarding the transaction. The Board of the iShares Funds has unanimously approved each proposal and recommends that shareholders vote in favor of each proposal.

For more information about the proxy ballots you’ll be receiving, please contact your financial adviser, or review the Q&A document at www.iShares.com.

ISHA-PC-002

Broker/dealer address prefilled

SHAREHOLDER’S NAME

MAILING ADDRESS

CITY, STATE ZIP

IMPORTANT NEWS FOR

iSHARES SHAREHOLDERS

ATTENTION ISHARES SHAREHOLDER

VOTE NOW

Barclays Global Fund Advisors, the adviser to the iShares® Funds, is being acquired by BlackRock, Inc. Shareholder approval on three proposals is requested in connection with the transaction. The Board of the iShares Funds has unanimously approved the proposals and recommends that shareholders vote in favor of each proposal. We’ve provided four easy ways to cast your vote.

TALK TO A LIVE AGENT

(Fastest Option) Call 1-866-450-8471

Monday through Friday 9:30 AM to 12:00 Midnight (ET), Saturday from 10:00 AM to 9:00 PM (ET) Estimated call time is less than 3 minutes.

VOTE ONLINE Go to www.proxyvote.com and enter the control number that appears on each of your proxy cards. The site will give you all further instructions.

VOTE BY MAIL Complete and sign the proxy cards, then return them in the postage-paid envelope.

VOTE BY TELEPHONE For touch-tone voting, please refer to your proxy cards for a toll-free number and recorded instructions. iShares

A BETTER INVESTMENT WORLD IS ONE THAT TAKES CARE OF ITS SURROUNDINGS.

To save valuable resources, consider having materials like these delivered electronically. Instead of receiving reports and prospectuses by mail, you’ll be notified by email when materials have been posted for viewing or downloading.

Simply visit www.icsdelivery.com and look up the name of your brokerage firm. Fill out the appropriate information and provide an email address to which you would like your notifications sent.

iShares ISHA-PROX-0909

SHAREHOLDER ACTION REQUIRED RESPOND IMMEDIATELY

827217_6x11-1/2 Window_3 1/4 x 4_1/2L_2 1/8B1 col: Reflex Blue Postage Meter Style

If you are having trouble viewing this email with images, click here.

Barclays Global Fund Advisors, the adviser to the iShares Funds, is being acquired by BlackRock, Inc.

In the next few days, many of your clients will be receiving a proxy package in the mail regarding the transaction. There are three proposals on which shareholders will be asked to vote. The Board of the iShares Funds has unanimously approved each proposal and recommends that shareholders vote in favor of each.

We would greatly appreciate your help with this important effort. Please encourage your clients to open the package and cast their votes immediately.

For more information about the proxy package your clients will be receiving, please review the Q&A document or visit www.ishares.com.

iShares appreciates your partnership. Thank you in advance for your assistance with this very important process.

Carefully consider the iShares Funds’ investment objectives, risk factors and charges and expenses before investing. This and other information can be found in the Funds’ prospectuses, which may be obtained by calling 1-800-iShares (1-800-474-2737) or by visiting www.iShares.com. Read the prospectus carefully before investing.

Investing involves risk, including possible loss of principal.

The iShares Funds (“Funds”) are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as the investment advisor to the Funds. BGFA is a subsidiary of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

©2009 Barclays Global Investors, N.A. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners. iS-1199-0909

If you prefer not to receive iShares marketing emails in the future, click here to unsubscribe.

SEI Investments Distribution Co.

1 Freedom Valley Drive Oaks, PA 19456 Attn: General Counsel

United States | Change

iShares

Welcome, Tian | Sign Out | My Profile | Contact Us

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- US Market Cap/Style »
- Sectors/Industries »
- Real Estate »
- International/Global »
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- Commodities »
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Find iShares ETFs any way you want. Use the NEW Fund Screener »


THE iSHARES ETF ADVANTAGE
REDUCING THE RISK OF UNDERPERFORMANCE.
AND OTHER KEY ADVANTAGES EVERY ADVISOR SHOULD KNOW »

IMPORTANT SHAREHOLDER NEWS

Coming Soon! Shareholder Proxy Vote

Learn More about the three proposals or call 1.800.iShares.

Exclusive Resources for Financial Professionals

Structure Matters
Separating third-party risks from ETF investments

Performance Perspectives
The Impact of Fees and Taxes on a Portfolio (premium content)

Advisor's Guide to iShares ETFs
(premium content)

CIMA® and CFP® Credits

What's New | Index Leaders and Trailers | Market Commentary

New iShares Products and Solutions

- 24 fixed income funds help you take control of your fixed income investments (posted: 7/8/09) More »
- iShares announces new MSCI All Peru Capped Index Fund (EPU) (posted: 6/22/09) More »
- iShares announces new S&P Emerging Markets Infrastructure Index Fund (EMIF) (posted: 6/19/09) More »
- Visit the iShares Emerging Markets Funds & Resources topic page to learn more about investing internationally with single-country ETFs and in emerging markets like China and Brazil. (posted: 6/3/09) More »

Popular Documents

- Monthly Performance Report
- Product List
- Distribution Schedule

Learn About ETFs »



How can we help?

Email us »
Or call us at 1-800-iShares (1-800-474-2737) if you have any questions.

Site Map | Contact Us | Careers | Glossary
Newsroom | Prospectus | Disclosure | Privacy Policy

Other Barclays Sites
Barclays.com
BarclaysGlobal.com
BarclaysCapital.com
BGICash.com
iShares401K.com
iShares529.com
iPathETN.com
TheBarclaysGolf.com

BARCLAYS GLOBAL INVESTORS

United States | Change

iShares

Welcome, Tian | Sign Out | My Profile | Contact Us

Ticker or Keyword GO

GET STARTED | EDUCATION CENTER | PRODUCT INFORMATION | DOCUMENT LIBRARY | TOOLS & CHARTS

iShares Fund Finder

By Asset Class | By Index Provider

- US Market Cap/Style »
- Sectors/Industries »
- Real Estate »
- International/Global »
- Fixed Income »
- Commodities »
- Specialty »

Find iShares ETFs any way you want. Use the NEW Fund Screener »


THE iSHARES ETF ADVANTAGE
REDUCING THE RISK OF UNDERPERFORMANCE.
AND OTHER KEY ADVANTAGES EVERY INVESTOR SHOULD KNOW »

IMPORTANT SHAREHOLDER NEWS

Coming Soon! Shareholder Proxy Vote

Learn More about the three proposals and Shareholders' critical role in the process.

Exclusive Resources for Individual Investors

Structure Matters
Separating third-party risks from ETF investments

Investor's Guide to iShares ETFs
See what a single trade can bring to your portfolio

Exploring ETFs
A place where everyday objects can teach us about ETFs

What's New | Index Leaders and Trailers | Market Commentary

New iShares Products and Solutions

- 24 fixed income funds help you take control of your fixed income investments (posted: 7/8/09) More »
- iShares announces new MSCI All Peru Capped Index Fund (EPU) (posted: 6/22/09) More »
- iShares announces new S&P Emerging Markets Infrastructure Index Fund (EMIF) (posted: 6/19/09) More »
- Visit the iShares Emerging Markets Funds & Resources topic page to learn more about investing internationally with single-country ETFs and in emerging markets like China and Brazil. (posted: 6/3/09) More »

Popular Documents

- Monthly Performance Report
- Product List
- Distribution Schedule

Learn About ETFs »



How can we help?

Email us »
Or call us at 1-800-iShares (1-800-474-2737) if you have any questions.

Site Map
Contact Us
Careers
Glossary

Newsroom
Prospectus
Disclosure
Privacy Policy

Other Barclays Sites
Barclays.com
BarclaysGlobal.com
BarclaysCapital.com
BGICash.com

iShares401K.com
iShares529.com
iPathETN.com
TheBarclaysGolf.com

BARCLAYS GLOBAL INVESTORS

United States | Change

iShares

Welcome, Tian | Sign Out | My Profile | Contact Us

Ticker or Keyword GO

GET STARTED | EDUCATION CENTER | PRODUCT INFORMATION | DOCUMENT LIBRARY | TOOLS & CHARTS

iShares Fund Finder

By Asset Class | By Index Provider

- US Market Cap/Style »
- Sectors/Industries »
- Real Estate »
- International/Global »
- Fixed Income »
- Commodities »
- Specialty »

Find iShares ETFs any way you want. Use the NEW Fund Screener »


THE iSHARES ETF ADVANTAGE
REDUCING THE RISK OF UNDERPERFORMANCE.
AND OTHER KEY ADVANTAGES EVERY ADVISOR SHOULD KNOW »

CRITICAL INFORMATION: PLEASE OPEN IMMEDIATELY

Shareholder Proxy Voting in Progress

Learn More about the three proposals or call 1.800.iShares to learn how you can assist your clients.

Exclusive Resources for Financial Professionals

Structure Matters
Separating third-party risks from ETF investments

Performance Perspectives
The Impact of Fees and Taxes on a Portfolio (premium content)

Advisor's Guide to iShares ETFs
(premium content)

CIMA® and CFP® Credits

What's New | Index Leaders and Trailers | Market Commentary

New iShares Products and Solutions

- 24 fixed income funds help you take control of your fixed income investments (posted: 7/8/09) More »
- iShares announces new MSCI All Peru Capped Index Fund (EPU) (posted: 6/22/09) More »
- iShares announces new S&P Emerging Markets Infrastructure Index Fund (EMIF) (posted: 6/19/09) More »
- Visit the iShares Emerging Markets Funds & Resources topic page to learn more about investing internationally with single-country ETFs and in emerging markets like China and Brazil. (posted: 6/3/09) More »

Popular Documents

- Monthly Performance Report
- Product List
- Distribution Schedule

Learn About ETFs »

How can we help?

Email us »
Or call us at 1-800-iShares (1-800-474-2737) if you have any questions.

Site Map
Contact Us
Careers
Glossary

Newsroom
Prospectus
Disclosure
Privacy Policy

Other Barclays Sites
Barclays.com
BarclaysGlobal.com
BarclaysCapital.com
BGICash.com

iShares401K.com
iShares529.com
iPathETN.com
TheBarclaysGolf.com

BARCLAYS GLOBAL INVESTORS

United States | Change

iShares

Welcome, Tian | Sign Out | My Profile | Contact Us

Ticker or Keyword GO

GET STARTED | EDUCATION CENTER | PRODUCT INFORMATION | DOCUMENT LIBRARY | TOOLS & CHARTS

iShares Fund Finder

By Asset Class | By Index Provider

- US Market Cap/Style »
- Sectors/Industries »
- Real Estate »
- International/Global »
- Fixed Income »
- Commodities »
- Specialty »

Find iShares ETFs any way you want. Use the NEW Fund Screener »

How can we help?

Email us »
Or call us at 1-800-iShares (1-800-474-2737) if you have any questions.

THE iSHARES ETF ADVANTAGE

REDUCING THE RISK OF UNDERPERFORMANCE.

AND OTHER KEY ADVANTAGES EVERY INVESTOR SHOULD KNOW »

CRITICAL INFORMATION: PLEASE OPEN IMMEDIATELY

Shareholder Proxy Voting in Progress

VOTE NOW

Learn More or speak to a live agent at 1.866.450.8471 for more information.

Exclusive Resources for Individual Investors

Structure Matters
Separating third-party risks from ETF investments

Investor's Guide to iShares ETFs
See what a single trade can bring to your portfolio

Exploring ETFs
A place where everyday objects can teach us about ETFs

What's New | Index Leaders and Trailers | Market Commentary

New iShares Products and Solutions

- 24 fixed income funds help you take control of your fixed income investments (posted: 7/8/09) More »
- iShares announces new MSCI All Peru Capped Index Fund (EPU) (posted: 6/22/09) More »
- iShares announces new S&P Emerging Markets Infrastructure Index Fund (EMIF) (posted: 6/19/09) More »
- Visit the iShares Emerging Markets Funds & Resources topic page to learn more about investing internationally with single-country ETFs and in emerging markets like China and Brazil. (posted: 6/3/09) More »

Popular Documents

- Monthly Performance Report
- Product List
- Distribution Schedule

Learn About ETFs »

Site Map
Contact Us
Careers
Glossary

Newsroom
Prospectus
Disclosure
Privacy Policy

Other Barclays Sites
Barclays.com
BarclaysGlobal.com
BarclaysCapital.com
BGICash.com

iShares401K.com
iShares529.com
iPathETN.com
TheBarclaysGolf.com

BARCLAYS GLOBAL INVESTORS